                                                                         Exhibit 10.24

Toscana Group, Inc.-Class B Warrant

NEITHER  THIS WARRANT NOR THE SHARES  ISSUABLE  UPON  EXERCISE  HEREOF HAVE BEEN
REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE  "SECURITIES  ACT")
OR ANY OTHER APPLICABLE STATE SECURITIES LAWS IN RELIANCE UPON AN EXEMPTION FROM
THE  REGISTRATION  REQUIREMENTS OF THE SECURITIES ACT.  NEITHER THIS WARRANT NOR
THE SHARES  ISSUABLE UPON  EXERCISE  HEREOF MAY BE SOLD,  PLEDGED,  TRANSFERRED,
ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION
STATEMENT  UNDER THE  SECURITIES  ACT OR IN A  TRANSACTION  WHICH IS EXEMPT FROM
REGISTRATION  UNDER THE PROVISIONS OF THE SECURITIES ACT OR ANY APPLICABLE STATE
LAWS.

                             STOCK PURCHASE WARRANT

                To Purchase a Number of Shares of Common Stock of
                           AMERICANA PUBLISHING, INC.
                       to be determined as set forth below

THIS CERTIFIES that, for value received,  TOSCANA GROUP, INC. (the "Holder"), is entitled,  upon the terms and subject to the  limitations  on  exercise  and the conditions  hereinafter  set forth, at any time on or after the date hereof (the
"Initial  Exercise  Date") and on or prior to the close of business one (1) year after  the  effective  date of a  registration  statement  to be filed  with the
Securities and Exchange Commission (the "Registration Statement"), pursuant to a
Registration  Rights  Agreement  of even date hereof (the  "Registration  Rights
Agreement"),  registering the shares  underlying this Warrant (the  "Termination
Date")  but not  thereafter,  to  subscribe  for  and  purchase  from  AMERICANA
PUBLISHING,  INC.,  a  corporation  incorporated  in the State of Colorado  (the
"Company"),  a number of shares of the Company's  common stock,  $.001 par value
(the "Common Stock" and/or "Warrant Shares"),  to be determined as follows:  For every dollar received by the Company from, _________________ (the "Lender"), who was introduced to the Company by the Holder,  inclusive of any amounts  received from the Lender and or its assigns  from the  exercise of Class B Warrants,  the
Holder  shall be entitled to purchase  five (5) shares of the  Company's  common stock.  The exercise price for each Class B warrant shall be equal to the lesser of (i) 105% of the average  lowest 3 trading  prices  during the 30 trading days immediately  prior to the  exercise  date,  or (ii) the  average of the lowest 3 trading  prices  immediately  prior to the exercise date  discounted by 50%. The shares underlying this Warrant shall have registration  rights as set forth in a
Registration  Rights  Agreement and the Company shall issue to the Escrow Agent, as that term is defined in that certain Escrow  Agreement of even date herewith, and register,  at a minimum, a number of shares of Common Stock as if $1,200,000 was advanced to the Company by the Lender, based upon the above formula computed as of the date of the date hereof.

     1.Title to  Warrant.  Prior to the  Termination  Date and subject to compliance  with  applicable  laws,  this Warrant and all rights  hereunder  are transferable, in whole or in part, at the office or agency of the Company by the holder hereof in person or by duly authorized  attorney,  upon surrender of this
Warrant together with the Assignment Form annexed hereto properly endorsed.

     2.Authorization of Shares.  The Company covenants that all shares of
Common Stock which may be issued upon the exercise of rights represented by this
Warrant will, upon exercise of the rights  represented by this Warrant,  be duly authorized,  validly  issued,  fully paid and  non-assessable  and free from all taxes,  liens and charges in respect of the issue  thereof  (other than taxes in respect of any transfer occurring contemporaneously with such issue).

     3.Exercise of Warrant.

          1. Except as provided in Section 4 herein, exercise of the purchase rights  represented  by this Warrant may be made at any time or times on or after the Initial  Exercise  Date,  and before the close of business on the
     Termination  Date by the  surrender  of this  Warrant  and  the  Notice  of
     Exercise Form annexed  hereto duly  executed,  at the office of the Company
     (or such  other  office or agency of the  Company  as it may  designate  by notice in writing to the  registered  holder  hereof at the address of such holder  appearing  on the books of the  Company)  and upon  payment  of the
     Exercise  Price  of the  shares  thereby  purchased  by  wire  transfer  or cashier's  check drawn on a United States bank,  the holder of this Warrant shall be  entitled  to  receive a  certificate  for the number of shares of
     Common Stock so  purchased.  Certificates  for shares  purchased  hereunder shall be delivered to the holder hereof within three (3) trading days after the date on which this Warrant shall have been exercised as aforesaid. This
     Warrant  shall be deemed to have been  exercised  and such  certificate  or certificates  shall be deemed to have been issued,  and Holder or any other person so  designated  to be named therein shall be deemed to have become a holder  of  record  of such  shares  for all  purposes,  as of the date the
     Warrant has been  exercised by payment to the Company of the Exercise Price and all taxes required to be paid by Holder,  if any, pursuant to Section 5 prior to the issuance of such shares.

               (b) If this  Warrant  shall  have  been  exercised  in part,  the
          Company  shall,  at  the  time  of  delivery  of  the  certificate  or certificates  representing  Warrant  Shares,  deliver  to Holder a new
          Warrant  evidencing  the rights of Holder to purchase the  unpurchased shares of Common Stock called for by this  Warrant,  which new Warrant shall in all other respects be identical with this Warrant.

          4. No Fractional Shares or Scrip. No fractional shares or scrip representing  fractional  shares  shall be issued upon the exercise of this
     Warrant.  As to any  fraction of a share which  Holder  would  otherwise be entitled to purchase upon such exercise,  the Company shall, at its option, pay a cash  adjustment in respect of such final fraction in an amount equal to the Exercise Price or round such amount up to the next whole share.

          5. Charges,  Taxes and  Expenses.  Issuance of certificates for shares of Common  Stock upon the  exercise  of this  Warrant  shall be made without  charge to the holder hereof for any issue or transfer tax or other incidental  expense in respect of the issuance of such certificate,  all of
     which  taxes  and  expenses  shall  be  paid  by  the  Company,   and  such
     certificates  shall be issued in the name of the Holder of this  Warrant or in such name or names as may be  directed  by the  Holder of this  Warrant;
     provided,  however,  that in the event  certificates  for  shares of Common
     Stock are to be issued in a name  other than the name of the Holder of this
     Warrant, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder hereof, and the  Company may  require,  as a  condition  thereto,  the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

          6. Closing of Books. The Company will not close its shareholder books or records in any manner which  prevents the timely  exercise of this
     Warrant.

          7.  Transfer,   Division  and   Combination.   (a)  Subject  to
     compliance with any applicable  securities  laws,  transfer of this Warrant and all rights  hereunder,  in whole or in part, shall be registered on the books of the Company to be maintained  for such purpose,  upon surrender of this  Warrant  at the  principal  office of the  Company,  together  with a written  assignment  of this  Warrant  substantially  in the form  attached hereto  duly  executed  by  Holder  or its  agent  or  attorney  and  funds sufficient  to pay any  transfer  taxes  payable  upon the  making  of such transfer.  Upon such surrender and, if required,  such payment, the Company shall  execute  and  deliver a new  Warrant or  Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such  instrument  of  assignment,  and shall  issue to the  assignor  a new
     Warrant  evidencing  the portion of this Warrant not so assigned,  and this
     Warrant shall promptly be cancelled.  A Warrant, if properly assigned,  may be  exercised  by a new holder for the  purchase of shares of Common  Stock without having a new Warrant issued.

               (b) This Warrant may be divided or combined  with other  Warrants upon  presentation  hereof at the  aforesaid  office  of the  Company, together with a written notice  specifying the names and denominations in which new Warrants are to be issued,  signed by Holder or its agent or  attorney.  Subject to  compliance  with  Section  7(a),  as to any transfer  which may be involved in such division or  combination,  the
          Company  shall  execute  and  deliver a new  Warrant  or  Warrants  in exchange  for the  Warrant or  Warrants  to be divided or  combined in accordance with such notice.

               (c) The  Company  shall  prepare,  issue and  deliver  at its own expense (other than transfer  taxes) the new Warrant or Warrants under this Section 7.

               (d) The Company  agrees to  maintain,  at its  aforesaid  office, books for the  registration  and the  registration  of transfer of the
          Warrants.8. No Rights as Shareholder until Exercise. This Warrant does not entitle the Holder  hereof to any voting rights or other rights as a shareholder  of the Company prior to the exercise  hereof.  Upon the surrender  of this Warrant and the payment of the  aggregate  Exercise
          Price,  the Warrant  Shares so purchased  shall be and be deemed to be issued to such  holder as the  record  owner of such  shares as of the close  of  business  on the  later of the  date of such  surrender  or payment.

          9. Loss,  Theft,  Destruction  or Mutilation  of  Warrant.  The
     Company  covenants that upon receipt by the Company of evidence  reasonably satisfactory  to it of the loss,  theft,  destruction or mutilation of this
     Warrant  certificate  or any  stock  certificate  relating  to the  Warrant
     Shares, and in case of loss, theft or destruction, of indemnity or security reasonably  satisfactory  to it (which shall not include the posting of any bond),  and  upon  surrender  and  cancellation  of such  Warrant  or stock certificate,  if mutilated, the Company will make and deliver a new Warrant or stock  certificate of like tenor and dated as of such  cancellation,  in lieu of such Warrant or stock certificate.

          10. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday,  Sunday or a legal  holiday,  then such action may be taken or such  right may be  exercised  until 5:00 P.M.,  New
     York  Time,  on the next  succeeding  day not a  Saturday,  Sunday or legal holiday.

          11. Adjustments of Exercise Price and Number of Warrant Shares.
     (a) Stock Splits,  etc. The number and kind of securities  purchasable upon the  exercise of this  Warrant and the  Exercise  Price shall be subject to adjustment from time to time upon the happening of any of the following. In case the Company shall (i) pay a dividend in shares of Common Stock or make a  distribution  in shares of Common  Stock to holders  of its  outstanding
     Common Stock, (ii) subdivide its outstanding  shares of Common Stock into a greater  number of shares of Common Stock,  (iii)  combine its  outstanding shares of Common  Stock into a smaller  number of shares of Common Stock or
     (iv) issue any shares of its  capital  stock in a  reclassification  of the
     Common Stock,  then the number of Warrant Shares  purchasable upon exercise of this Warrant  immediately  prior  thereto  shall be adjusted so that the
     Holder of this Warrant  shall be entitled to receive the kind and number of
     Warrant Shares or other securities of the Company which it would have owned or have been entitled to receive had such Warrant been exercised in advance thereof. Upon each such adjustment of the kind and number of Warrant Shares or other  securities of the Company which are  purchasable  hereunder,  the
     Holder of this Warrant shall  thereafter be entitled to purchase the number of Warrant Shares or other securities  resulting from such adjustment at an
     Exercise Price per Warrant Share or other security  obtained by multiplying the Exercise Price in effect  immediately  prior to such  adjustment by the number of Warrant Shares  purchasable  pursuant hereto immediately prior to such  adjustment  and  dividing  by the number of  Warrant  Shares or other securities of the Company  resulting  from such  adjustment.  An adjustment made pursuant to this paragraph shall become  effective  immediately  after the effective  date of such event  retroactive  to the record date, if any, for such event.

          12.  Reorganization,  Reclassification,  Merger,  Consolidation  or
     Disposition  of  Assets.  In case  the  Company  shall  reorganize  its capital,  reclassify its capital  stock,  consolidate or merge with or into another corporation (where the Company is not the surviving  corporation or where there is a change in or distribution with respect to the Common Stock of  the  Company),  or  sell,  transfer  or  otherwise  dispose  of  all or substantially all its property,  assets or business to another  corporation and,  pursuant  to the  terms  of  such  reorganization,  reclassification, merger,  consolidation or disposition of assets,  shares of common stock of the  successor or acquiring  corporation,  or any cash,  shares of stock or other securities or property of any nature whatsoever  (including  warrants or other  subscription  or  purchase  rights) in  addition to or in lieu of common stock of the successor or acquiring  corporation ("Other Property"), are to be received by or  distributed to the holders of Common Stock of the
     Company,  then Holder  shall have the right  thereafter  to  receive,  upon exercise  of this  Warrant,  the  number of  shares of common  stock of the successor  or  acquiring  corporation  or of  the  Company,  if  it is  the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of  assets by a holder  of the  number of shares of Common  Stock for which this Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of  assets,  the  successor  or  acquiring  corporation  (if other than the
     Company)  shall  expressly  assume  the due  and  punctual  observance  and performance  of each and every covenant and condition of this Warrant to be performed  and  observed  by  the  Company  and  all  the  obligations  and liabilities  hereunder,  subject  to such  modifications  as may be  deemed appropriate  (as  determined  in good faith by  resolution  of the Board of
     Directors of the Company) in order to provide for  adjustments of shares of
     Common Stock for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the  adjustments  provided for in this Section
     12. For  purposes of this  Section 12,  "common  stock of the  successor or acquiring corporation" shall include stock of such corporation of any class which is not  preferred  as to  dividends or assets over any other class of stock of such  corporation and which is not subject to redemption and shall also  include  any  evidences  of  indebtedness,  shares  of stock or other securities  which are convertible  into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified  event and any warrants or other rights to subscribe  for or purchase any such stock. The foregoing  provisions of this Section 12 shall similarly apply to successive reorganizations,  reclassifications, mergers, consolidations or disposition of assets.

          13. Voluntary Adjustment by the Company. The Company may at any
     time  during the term of this  Warrant,  reduce the then  current  Exercise
     Price to any amount and for any period of time  deemed  appropriate  by the
     Board of Directors of the Company.

          14. Notice of Adjustment. Whenever the number of Warrant Shares or number or kind of  securities  or other  property  purchasable  upon the exercise  of this  Warrant or the  Exercise  Price is  adjusted,  as herein provided,  the Company shall promptly mail by registered or certified mail, return  receipt  requested,  to the Holder of this  Warrant  notice of such adjustment or  adjustments  setting forth the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise  Price of such  Warrant  Shares (and other  securities  or property)  after such  adjustment,  setting forth a brief  statement of the facts  requiring such adjustment and setting forth the computation by which such  adjustment was made.  Such notice,  in the absence of manifest error, shall be conclusive evidence of the correctness of such adjustment.

          15. Notice of Corporate Action. If at any time:

               (a) the Company  shall take a record of the holders of its Common
          Stock for the purpose of entitling them to receive a dividend or other distribution,  or any right to subscribe for or purchase any evidences of its  indebtedness,  any  shares  of stock of any class or any other securities or property, or to receive any other right, or

               (b) there shall be any capital reorganization of the Company, any reclassification  or  recapitalization  of the  capital  stock  of the
          Company or any  consolidation  or merger of the Company  with,  or any sale,  transfer or other  disposition of all or substantially  all the property,  assets or business of the Company to,  another  corporation or,

               (c)  there  shall  be a  voluntary  or  involuntary  dissolution, liquidation or winding up of the Company;

               then, in any one or more of such cases, the Company shall give to
          Holder (i) at least 30 days' prior written notice of the date on which a record date shall be selected  for such  dividend,  distribution  or right  or for  determining  rights  to vote  in  respect  of any  such
          reorganization,   reclassification,   merger,   consolidation,   sale,
          transfer, disposition, liquidation or winding up, and (ii) in the case of any such reorganization,  reclassification,  merger, consolidation, sale, transfer, disposition,  dissolution,  liquidation or winding up, at least 30 days' prior written notice of the date when the same shall take place.  Such notice in accordance with the foregoing  clause also shall specify (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common  Stock  shall be entitled to any such  dividend, distribution or right, and the amount and character thereof,  and (ii)
          the date on which any such reorganization,  reclassification,  merger, consolidation, sale, transfer, disposition,  dissolution,  liquidation or winding up is to take place and the time, if any such time is to be fixed,  as of which the  holders of Common  Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such disposition, dissolution, liquidation or winding
          up. Each such written notice shall be sufficiently  given if addressed to Holder at the last address of Holder  appearing on the books of the
          Company.  16. Authorized Shares. The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the  issuance of the Warrant  Shares upon the exercise of any purchase rights under this  Warrant.  The Company  further  covenants  that its issuance  of this  Warrant  shall  constitute  full  authority  to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the  exercise of the  purchase  rights  under this  Warrant.  The
          Company  will take all such  reasonable  action as may be necessary to assure  that such  Warrant  Shares  may be issued as  provided  herein without  violation  of any  applicable  law or  regulation,  or of any requirements  of the principal  market upon which the Common Stock may be listed.

               The  Company  shall  not  by  any  action,   including,   without
          limitation,  amending its certificate of  incorporation or through any
          reorganization,    transfer   of   assets,   consolidation,    merger,
          dissolution,  issue  or  sale of  securities  or any  other  voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant,  but will at all times in good faith assist in the  carrying  out of all such  terms and in the taking of all such actions as may be  necessary or  appropriate  to protect the rights of
          Holder  against  impairment.  Without  limiting the  generality of the foregoing,  the  Company  will (a) not  increase  the par value of any shares of Common  Stock  receivable  upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such  increase  in par  value,  (b) take all such  action as may be necessary  or  appropriate  in order that the  Company may validly and legally  issue fully paid and  non-assessable  shares of Common  Stock upon the exercise of this Warrant, and (c) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any  public  regulatory  body  having  jurisdiction  thereof as may be necessary to enable the Company to perform its obligations  under this
          Warrant.  Before taking any action which would result in an adjustment in the  number of shares of Common  Stock for which  this  Warrant  is exercisable  or in the Exercise  Price,  the Company  shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be  necessary  from  any  public  regulatory  body  or  bodies  having jurisdiction thereof.

     17. Redemption

          The Company may call this  Warrant for  redemption  at a price of $.05 per  Warrant  Share that the Holder  would be  entitled  to on the date the
     Warrants are called for  redemption a any time after the effective  date of
     the   Registration   Statement  filed  with  the  Securities  and  Exchange
     Commission  by the  Company  in  connection  with the  registration  of the
     Warrant Shares provided that the following conditions have been met:

               (i)  Written  notice of not less than sixty (60) days is given to the Holder;

               (ii) The  closing  bid  price of the  Company's  shares of Common
          Stock exceeds $1.00 for 20 consecutive  trading days (the  "Redemption
          Pricing Period") provided, however, that in no event shall the Company be  entitled  to  redeem a  number  of  warrants  that  are,  assuming conversion, greater than ten (10%) percent of the total volume for the applicable Redemption Pricing Period. and

               (iii) Holders of the Warrants  shall have  exercise  rights until the close of business on the date fixed for redemption.

     18. Miscellaneous.

          (a) Jurisdiction. This Warrant shall be binding upon any successors or assigns of the Company.  This Warrant shall constitute a contract under the laws of New York,  without  regard to its  conflict of law,  principles  or rules,  and be subject to  arbitration  in the city of New York pursuant to the rule of the American Arbitration Association.

               2.Restrictions.  The Holder hereof acknowledges that
          the Warrant Shares acquired upon the exercise of this Warrant,  if not registered,  will have  restrictions  upon resale imposed by state and federal securities laws.

               3.Non-waiver  and  Expenses.  No course of  dealing or any delay or failure to exercise any right hereunder on the part of Holder shall  operate  as a  waiver  of such  right  or  otherwise  prejudice
          Holder's  rights,  powers  or  remedies,  notwithstanding  all  rights hereunder  terminate on the Termination Date. If the Company willfully fails to comply with any provision of this Warrant,  the Company shall pay to Holder such amounts as shall be  sufficient  to cover any costs and  expenses  including,  but not limited to,  reasonable  attorneys'
          fees, including those of appellate proceedings,  incurred by Holder in collecting any amounts due pursuant  hereto or in otherwise  enforcing any of its rights, powers or remedies hereunder.

               4.Notices.  Any notice, request or other document required or  permitted  to be given or  delivered  to the Holder  hereof by the
          Company  shall be  delivered to the address of the Holder set forth in the Finders Agreement between the Holder and the Company.

               5.Limitation  of  Liability.  No provision  hereof,  in the absence of affirmative  action by Holder to purchase  shares of Common
          Stock, and no enumeration herein of the rights or privileges of Holder hereof,  shall give rise to any  liability  of Holder for the purchase price of any Common Stock or as a stockholder of the Company,  whether such  liability  is  asserted by the  Company or by  creditors  of the
          Company.

               6.Remedies.  Holder,  in  addition  to being  entitled  to exercise  all rights  granted by law,  including  recovery of damages, will be  entitled  to specific  performance  of its rights  under this
          Warrant.  The  Company  agrees  that  monetary  damages  would  not be adequate  compensation  for any loss incurred by reason of a breach by it of the  provisions  of this Warrant and hereby  agrees to waive the defense in any action for  specific  performance  that a remedy at law would be adequate.

               7.Successors and Assigns. Subject to applicable securities laws,  this Warrant and the rights and  obligations  evidenced  hereby shall inure to the benefit of and be binding  upon the  successors  of the Company and the  successors and permitted  assigns of Holder.  The provisions  of this  Warrant are intended to be for the benefit of all holders from time to time of this Warrant and shall be  enforceable by any such Holder or any other holder of Warrant Shares.

               8.Indemnification.  The Company  agrees to  indemnify  and hold harmless  Holder from and against any  liabilities,  obligations, losses, damages, penalties,  actions, judgments, suits, claims, costs, attorneys' fees,  expenses and  disbursements of any kind which may be imposed  upon,  incurred by or asserted  against  Holder in any manner relating to or arising out of any failure by the Company to perform or observe in any  material  respect  any of its  covenants,  agreements, undertakings  or  obligations  set  forth in this  Warrant;  provided, however,  that the Company will not be liable  hereunder to the extent
          that  any  liabilities,   obligations,   losses,  damages,  penalties,
          actions, judgments, suits, claims, costs, attorneys' fees, expenses or disbursements are found in a final non-appealable  judgment by a court to have  resulted  from  Holder's  negligence,  bad  faith or  willful misconduct in its capacity as a stockholder  or  warrantholder  of the
          Company.

               9.Amendment.  This  Warrant  may be modified or amended or the provisions  hereof waived with the written  consent of the Company and the Holder.

               10.Severability. Wherever possible, each provision of this
          Warrant  shall be  interpreted  in such manner as to be effective  and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be  ineffective  to the  extent  of such  prohibition  or  invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

               11.Headings. The headings used in this Warrant are for the convenience  of  reference  only and shall not,  for any  purpose,  be deemed a part of this Warrant.

     IN WITNESS  WHEREOF,  the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

                  Dated: March __, 2002
                                            AMERICAN PUBLISHING, INC

                                            By:_____________________________
                                                  George Lovato, President

                               NOTICE OF EXERCISE

                         To: Americana Publishing, Inc.

     4. The  undersigned  hereby  elects to purchase  ________  shares of Common
Stock (the "Common Stock") of Americana  Publishing,  Inc. pursuant to the terms of the attached  Warrant,  and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

     5. Please issue a certificate or certificates  representing  said shares of
Common  Stock  in the  name  of the  undersigned  or in  such  other  name as is specified below:

                                            _______________________________
                                            (Name)

                                            _______________________________

                                            _______________________________
                           (Address)

Dated:

                                            ______________________________
                                            Signature

NY:98185.1
                                 ASSIGNMENT FORM

(To  assign  the  foregoing  warrant,  execute  this  form and  supply  required information. Do not use this form to exercise the warrant.)

     FOR VALUE RECEIVED,  the foregoing Warrant and all rights evidenced thereby are hereby assigned to

                  __________________________________ whose address is

                  __________________________________.

                  __________________________________

                                                 Dated:  ______________, _______

                        Holder's Signature: _____________________________

                        Holder's Address: _____________________________

                                          _____________________________

                  Signature Guaranteed:  _________________________________

     NOTE: The signature to this  Assignment  Form must correspond with the name as it appears on the face of the Warrant,  without  alteration or enlargement or any  change  whatsoever,  and must be  guaranteed  by a bank or  trust  company.
Officers  of   corporations   and  those   acting  in  an   fiduciary  or  other
representative  capacity  should file proper evidence of authority to assign the foregoing Warrant.